================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. (20549)

================================================================================
                                 ______________

================================================================================
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 12, 2005


                                 ______________

                           ILINC COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                                                 76-0545043
(State or Other Jurisdiction                                   (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)

                                     1-13725
                            (Commission File Number)


2999 NORTH 44TH STREET, SUITE 650, PHOENIX, ARIZONA                  85018
    (Address of Principal Executive Offices)                       (Zip Code)

                                 (602) 952-1200
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 ______________


================================================================================

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On August 12, 2005, the Company executed definitive agreements to issue 389,926 unregistered shares of its common stock, par value $0.001, in private transactions that were exempt from registration under Section 4(2) of the Securities Act of 1933, to an investors who were holders of the Company's 12% convertible redeemable subordinated notes. The stock was issued in exchange for notes with an aggregate principal balance of $100,000, together with accrued but unpaid interest aggregating $1,380.82. The notes had been issued in March of 2002 as a part of a private placement, and under their terms, principal was due in 2012, with interest payable quarterly at the rate of 12% until maturity. The notes were exchanged for common stock using the fixed price of $0.26 per share.

On August 16, 2005, the Company executed definitive agreements to issue 480,770 unregistered shares of its common stock, par value $0.001, in private transactions that were exempt from registration under Section 4(2) of the Securities Act of 1933, to an investors who were holders of the Company's 12% convertible redeemable subordinated notes. The stock was issued in exchange for notes with an aggregate principal balance of $125,000. The notes had been issued in March of 2002 as a part of a private placement, and under their terms, principal was due in 2012, with interest payable quarterly at the rate of 12% until maturity. The notes were exchanged for common stock using the fixed price of $0.26 per share.

On August 16, 2005, the Company executed definitive agreements to issue 400,000 unregistered shares of its common stock, par value $0.001, in private transactions that were exempt from registration under Section 4(2) of the Securities Act of 1933, to an investors who were holders of the Company's 12% convertible redeemable subordinated notes. The stock was issued in exchange for notes with an aggregate principal balance of $100,000. The notes had been issued in March of 2002 as a part of a private placement, and under their terms, principal was due in 2012, with interest payable quarterly at the rate of 12% until maturity. The notes were exchanged for common stock using the fixed price of $0.25 per share.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    iLINC COMMUNICATIONS, INC.


                                    By: /s/ James M. Powers, Jr.
                                        ----------------------------------------
                                        President and Chief Executive Officer
Date:  August 18, 2005